                                                                    EXHIBIT 23.2


                          INDEPENDENT AUDITORS' CONSENT

We have issued our report dated August 16, 2001, accompanying the consolidated financial statements included in the Annual Report of CyberGuard Corporation on Form 10-K for the year ended June 30, 2001. We hereby consent to the incorporation by reference of said report in the Registration Statement of CyberGuard Corporation on Form S-8.

(signed) Grant Thornton LLP


Fort Lauderdale, Florida
November 20, 2001